UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) - April 24, 2003

                      The First of Long Island Corporation
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               (Exact Name of Registrant as Specified in Charter)

New York                            0-12220                11-2672906
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(State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)           Identification No.)

10 Glen Head Road, Glen Head, New York                     11545
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(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code - (516) 671-4900

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

      On April 24, 2003, The First of Long Island Corporation (the "Corporation") issued a press release containing, among other things, an announcement of an additional share repurchase plan. The press release is furnished as Exhibit 99.1 to this Form 8-K filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press Release dated April 24, 2003 regarding the quarterly period ended March 31, 2003 and additional share repurchase plan.

Exhibit 99.2 Quarterly Report To Shareholders For The Quarter Ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

      On April 24, 2003, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation's financial condition and results of operations as of and for the quarterly period ended March 31, 2003. The press release is furnished as Exhibit 99.1 to this Form 8-K filing. On the same day, the Corporation also mailed a quarterly report to shareholders disclosing substantially similar nonpublic information regarding the Corporation's financial condition and results of operations. The quarterly report to shareholders is furnished as Exhibit 99.2 to this Form 8-K filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      The First of Long Island Corporation
                                      (Registrant)


Date: April 24, 2003                  By: /s/ Mark D. Curtis
                                      ----------------------
                                      Mark D. Curtis
                                      Senior Vice President & Treasurer
                                      (principal accounting & financial officer)


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